                                                                    Exhibit 1.01



                      [U.S.A. FLORAL PRODUCTS, INC. LOGO]
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                    Common Stock, Par Value $.001 Per Share

     Number                                                 Shares
USA

                                                       CUSIP 90331T 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


                              [ S P E C I M E N ]


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF U.S.A. FLORAL PRODUCTS, INC. (the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     IN WITNESS WHEREOF, U.S.A. Floral Products, Inc. has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:

        [Corporate Seal of U.S.A. FLORAL PRODUCTS, INC., Delaware 1997]

/s/ Jonathan J. Ledecky                      /s/ Robert J. Poirier
SECRETARY                        PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN

                         Countersigned and Registered:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  Transfer Agent
                                                                   and Registrar

          The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN  - as joint tenants with right of survivorship and
                    not as tenants in common
          UNIF GIFT MIN ACT - ________ Custodian _________
                               (Cust)             (Minor)
                              under Uniform Gifts to Minors Act
                              _________________________________
                                           (State)
               Additional abbreviations may also be used though
                            not in the above list.

          For value received, ________________________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------------
I                                             I
I                                             I
-----------------------------------------------------------------
-----------------------------------------------------------------
              Please print or typewrite name and address including
                          postal zip code of assignee
-----------------------------------------------------------------
-----------------------------------------------------------------
---------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint -----------------------
-----------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:--------------                ------------------------------

NOTICE:   The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatsoever.